AVALON CAPITAL, INC.
================================================================================

--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT      April 19, 2002
--------------------------------------------------------------------------------

Dear Shareholders,

For the six months ended February 28, 2002, Fund shares had a total return of 1.91% based on Net Asset Value (NAV) compared to -1.67% for the S&P 500.

On February 28, 2002, the Fund's fifth annual redemption took place and 53,413 shares were redeemed. In addition, during the six months ended on the same date, the Fund issued 7,896 new shares in connection with the Dividend Reinvestment and Cash Purchase Plan.

               --------------------------------------------------


In late September I received a number of phone calls from old friends who were worried about the stock market and the economy after the events of September 11. Some were concerned about press reports that suggested the economy could plunge into a deep recession. Others were upset after speaking with colleagues at work who expressed pessimism about the economy and the stock market.

I tried to reassure my friends that such crises often mark at least a short-term stock market bottom, particularly at times like September 2001, when stocks had been declining for several months. Further, I pointed out that wars and catastrophes generally have a stimulating effect on the economy after the initial shock wears off. Finally, I said that with stock prices down so much, now was certainly not a time to sell. In fact, we were beginning to see, for the first time in years, attractive prices for the shares of a number of our favorite companies.

So what happened? The stock market, as measured by the S&P 500, bottomed on September 21. And by March 31, 2002, the S&P had risen 19.67% from this September low. Our fund, Avalon Capital, has risen slightly more, returning 20.56% for the same period.

MOST INVESTORS BUY HIGH, SELL LOW

Unfortunately, like my friends, most investors get upset by events - and worse, they take action on their negative emotions by selling their stock holdings at inappropriate times and prices. For example, during September 2001, stock mutual funds experienced their largest net redemptions in history, -$29.5 billion in withdrawals.

If investors were selling stocks like crazy (by cashing out of their mutual funds) at the recent market bottom, when were they in the mood to buy stocks? You may have guessed the answer by now - at the most recent stock market peak, in early 2000. Inflows into stock mutual funds set a record at $55.6 billion in February 2000. Shortly afterwards, on March 24, 2000, the S&P 500 reached 1552.87, its all-time high.

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SHAREHOLDER LETTER
================================================================================

Of course, the S&P 500 doesn't represent the whole stock market. You also have the NASDAQ, the Wilshire 5000, the Dow Utilities index, and foreign stock markets. Money flowing into all of these sectors generally peaked in early 2000 as well. The following table shows the results, in the first column, for major averages in 2001 and, in the second column, the decline in each of these averages from its bull market high.

                              2001 YEAR-END REVIEW

                                                   BEAR MARKET
        Market                  2001                 TO DATE
        DJIA                    -7.1%                 -14.7%
        S&P 500                -13.0%                 -35.2%
        NASDAQ                 -21.0%                 -62.0%
        Dow Utilities          -29.0%                 -42.3%
        Dow Transports         -10.4%                 -30.5%
        Russell 2000             1.0%                 -19.3%
        Wilshire 5000          -11.0%                 -28.5%
        TSE (Canada)           -14.0%                 -32.6%
        FTSE 100 (England)     -16.2%                 -24.7%
        CAC (France)           -22.0%                 -33.4%
        Dax (Germany)          -19.0%                 -36.6%
        Nikkei (Japan)         -23.5%                 -72.0%
        Hang Seng (Hong Kong)  -24.0%                 -38.0%
        DJ World Stock Index   -16.6%                 -30.0%

           SOURCE: THE ELLIOTT WAVE FINANCIAL FORECAST, JANUARY 2002

INVESTORS AS A GROUP GET LOW RETURNS

The amazing result of this behavior is that investors as a group tend to get surprisingly low returns. At least, that's what several recent studies would indicate. For example, in late 2001 Bianco Research estimated that since 1990, investors in stock funds had received returns slightly below those on Treasury bills. And that poor result came during the biggest economic expansion and the best bull market in history.

Another study, by Dalbar, shows do-it-yourself equity fund investors making only a 98% return over the 12-year period from 1984-1995, versus a return of 461% for the S&P 500. In the same study, the return for investors who relied on brokers was only slightly better at 114%, and this figure is before commissions, fees, loads, and taxes, which reduce the net return.

--------------------------------------------------------------------------------
                                                            AVALON CAPITAL, INC.

AVALON CAPITAL, INC.
SHAREHOLDER LETTER

================================================================================

Why do investors so consistently underperform the averages? Harry Dent, who describes the Dalbar study in his book, The Roaring 2000s, says, "Successful investing is a lot like diet and exercise. Everybody knows what to do, but almost no one does it. Given a choice between eating broccoli or chocolate cake, we'll choose the chocolate cake every time, even though we know the broccoli is better for us. Broccoli is boring. Well, investing for the long term is equally boring. But are gambling and the excitement of beating the odds worth it?"

THE PROBLEM: A FOCUS ON SHORT-TERM RETURNS

Most investors fail at their investment
"diet and exercise" program because they focus far too much on recent investment returns. If the stock market (or a market sector, or an individual stock) has been going up recently, they feel comfortable and want to buy. Conversely, if the stock market (or sector, or stock) has been going down, they become fearful and want to sell. In both instances - buying and selling - they're focusing on recent price movements - i.e. short-term performance - rather than the value of a stock at a given price.

The answer to this problem is deceptively simple. First, buy high-quality companies at a reasonable price. And then hold onto them - ignoring the media, your friends, etc. - until either the company changes in some fundamental way for the worse, a better investment comes along, or you need to sell some stocks for personal reasons, such as college tuition, taxes, living expenses, and the like.

Of course, sticking to this plan can be emotionally difficult to do. In past reports we have discussed the dangerous temptation of rising stock prices, and the collapse in tech and Internet companies since March 2000 demonstrated this risk vividly. But, as recent events have shown, temptations to sell good companies can be equally dangerous.

Not only do you have national calamities like September 11 that shake investors' confidence. On a regular basis, you have disturbing news about the economy as a whole or a particular industry sector. You also get periodic bad press and worries from "friends" about individual companies, even those with excellent long-term prospects.

I don't have space in this report to cover in detail the mistakes that can be made by reacting to such bad press about good companies. Or the motivations behind the bad press. I'll just say that investors who react to bad news about a company often experience a result similar to those who sold their mutual funds in September 2001.

--------------------------------------------------------------------------------
                                                            AVALON CAPITAL, INC.
                                       3

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SHAREHOLDER LETTER

================================================================================

EIGHT BRAND-NAME COMPANIES THAT BEAT THE S&P 500

Another study that I came across recently bears out the importance of a long-term perspective. BigTrends.com tracked the returns of a randomly-selected group of eight well-known companies, held from 1970 to the end of 2001, versus the S&P 500. These eight companies were General Electric, General Motors Corp., IBM, Philip Morris Cos., Polaroid Corp., DuPont, AT&T Corp., and Xerox Corp. According to this study, $8,000 invested in these eight companies ($1,000 in each) would have grown to $211,322.55 by the end of 2001, while the same $8,000 invested in the S&P 500 over this period would have grown to only $98,275.20.

What intrigues me the most about this study is that the eight companies included some real dogs. Many were the subject of what seemed at the time to be disastrous news: IBM faced tremendous competition with the advent of personal computers and competitors like Apple and Compaq, Philip Morris has been paying billions of dollars a year in legal settlements of litigation against its tobacco division, Polaroid declared bankruptcy, and Xerox collapsed recently after being fined for financial reporting violations. This period also saw a number of economic, political, and military crises. Even so, an investor who bought this small group - and then simply ignored all the bad news about the economy and the companies for the next 31 years - did extremely well.

While past performance cannot guarantee future returns, Warren Buffett, and several other investors, have shown that even better results are possible by focusing on superior businesses, selected according to more exacting criteria - and then making changes from time to time with new investments when there is the prospect for a higher expected future return. For example, an $8,000 investment in Sequoia Fund for a similar period (7/15/70 - 12/31/01) with dividends reinvested would have grown to $1,453,183 compared to $352,269 for the S&P 500. And, $8,0001 invested in Berkshire Hathaway's portfolio of publicly-traded and privately-operated businesses at the beginning of 1970 would have grown to $6,825,4091 compared to $298,914 for the S&P 500.

/s/ Daniel E. Hutner
Daniel E. Hutner
Chairman and President

----------
1     Based on book value, dividends reinvested.
--------------------------------------------------------------------------------
                                                            AVALON CAPITAL, INC.


--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SCHEDULE OF INVESTMENTS
February 28, 2002
(Unaudited)
================================================================================


                                SECURITY
SHARES                          DESCRIPTION                     VALUE
--------------------------------------------------------------------------------
COMMON STOCK (103.09%)
APPAREL MANUFACTURERS (0.59%)
2,000           Jones Apparel Group, Inc.* ...................           $71,320
                                                                       ---------
BANKS - REGIONAL (7.54%)
12,000          M & T Bank Corp. .............................           918,000
                                                                       ---------
BEVERAGES (18.51%)
4,300           Anheuser-Busch Companies, Inc. ...............           218,655
36,900          Coca-Cola Company ............................         1,748,691
5,700           Pepsico, Inc. ................................           287,850
                                                                       ---------
                                                                       2,255,196
                                                                       ---------
CONSUMER PRODUCTS (2.92%)
10,400          Gillette Company .............................           355,576
                                                                       ---------
DIVERSIFIED COMPANIES (15.54%)
   25           Berkshire Hathaway, Inc. Class A * ...........         1,825,000
   28           Berkshire Hathaway, Inc. Class B * ...........            67,900
                                                                       ---------
                                                                       1,892,900
                                                                       ---------
ENTERTAINMENT (3.93%)
20,841          The Walt Disney Company ......................           479,343
                                                                       ---------
FINANCIAL SERVICES (14.50%)
40,350          American Express Company .....................         1,470,758
8,000           Moody's Corp. ................................           296,000
                                                                       ---------
                                                                       1,766,758
                                                                       ---------
FOOD PRODUCTS (4.23%)
9,200           Wrigley (Wm.) Jr. Company ....................           515,568
                                                                       ---------

INSURANCE (13.60%)
22,402          American International Group, Inc. ...........        $1,657,076
                                                                       ---------

LEISURE/AMUSEMENT (7.58%)
21,025          International Speedway Corp. .................           922,998
                                                                       ---------

MORTGAGE FINANCE (6.84%)
10,650          Fannie Mae ...................................           833,362
                                                                       ---------

NEWSPAPER (3.69%)
5,900           Gannett Company, Inc. ........................           449,462
                                                                       ---------

RESTAURANTS (1.35%)
6,300           McDonald's Corp. .............................           164,430
                                                                       ---------

RETAIL (2.27%)
6,700           Costco Wholesale Corp.* ......................           276,442
                                                                       ---------

TOTAL COMMON STOCKS (COST $6,661,096)                                 12,558,431
                                                                      ----------

SHORT-TERM HOLDINGS  (0.18%)
22,178          Firstar Treasury Fund
                (Cost $22,178) ................................           22,178
                                                                     -----------

        TOTAL INVESTMENTS (COST $6,683,274) ...................      $12,580,609
                                                                     ===========

*       Denotes non-income producing securities.

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS                           AVALON CAPITAL, INC.


--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2002
(Unaudited)
================================================================================
ASSETS:
Investments, at value (cost $6,683,274) (Note 2) .............       $12,580,609
Receivable for securities sold ...............................           478,446
Interest, dividends and other receivables ....................             6,886
Other assets .................................................             4,644
                                                                     -----------
Total Assets                                                          13,070,585
                                                                     -----------

LIABILITIES:
        Payable for fund shares repurchased (Note 5) .........           854,074
        Accrued advisory fees (Note 3) .......................             9,827
        Accrued directors' fees ..............................             1,488
        Other accrued expenses ...............................            23,152
                                                                     -----------
Total Liabilities ............................................           888,541
                                                                     -----------

NET ASSETS ...................................................       $12,182,044
                                                                     ===========
COMPOSITION OF NET ASSETS:
Paid in capital (Note 5) .....................................       $ 5,986,551
Accumulated net investment income (loss) .....................           (58,414)
Accumulated net realized gain (loss) on investments ..........           356,572
Net unrealized appreciation (depreciation) on investments ....         5,897,335
                                                                     -----------

NET ASSETS ...................................................       $12,182,044
                                                                     ===========

SHARES OUTSTANDING ...........................................           761,964
                                                                     ===========

NET ASSET VALUE PER SHARE (market value $17.50) ..............       $     15.99
                                                                     ===========

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS                           AVALON CAPITAL, INC.



--------------------------------------------------------------------------------
AVALON CAPITAL INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002
(Unaudited)
================================================================================
INVESTMENT INCOME:
        Dividends .........................................              $59,197
        Interest ..........................................                  147
                                                                        --------
Total investment income ...................................               59,344
                                                                        --------

EXPENSES:
        Advisory (Note 3) .................................               62,636
        Administration (Note 3) ...........................               26,183
        Transfer agency (Note 3) ..........................                4,239
        Directors .........................................                1,488
        Auditing ..........................................                8,505
        Custody ...........................................                2,480
        Legal .............................................                4,959
        Printing and postage expense ......................                2,976
        Other expenses ....................................                4,292
                                                                        --------
Total expenses ............................................              117,758
                                                                        --------

NET INVESTMENT INCOME (LOSS) ..............................              (58,414)
                                                                        --------

REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments ...................              513,965
Net change in unrealized appreciation (depreciation) ......             (209,959)
                                                                        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ....              304,006
                                                                        --------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .........             $245,592
                                                                        ========

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS                          AVALON CAPITAL, INC.


--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
STATEMENTS OF CHANGES IN NET ASSETS


================================================================================
                                                      FOR THE SIX
                                                      MONTHS ENDED        FOR THE YEAR
                                                    FEBRUARY 28, 2002   ENDED AUGUST 31, 2001
                                                    -----------------   ---------------------
                                                      (UNAUDITED)

FROM INVESTMENT ACTIVITIES:
Net investment income (loss) ...................      $ (58,414)          $(139,390)
Net realized gain (loss) on investments ........        513,965              91,921
Net change in unrealized
        appreciation (depreciation) ............       (209,959)           (490,660)
                                                      -----------         -----------

 Net increase (decrease) in net assets
 resulting from operations ......................        245,592            (538,129)
                                                      -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gains on investments
($0.21 and $0.65 per share, respectively) ......       (169,573)           (539,170)
                                                      -----------         -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares ...................            106               5,299
Dividends reinvested ...........................        123,700             350,353
Shares repurchased .............................       (854,074)           (720,092)
                                                      -----------         -----------

        Net increase (decrease) in net assets from capital
           share transactions ..................       (730,268)           (364,440)
                                                      -----------         -----------

NET INCREASE (DECREASE) IN NET ASSETS ..........       (654,249)          (1,441,739)

NET ASSETS:
Beginning of period ............................      12,836,293          14,278,032
                                                      -----------         -----------

End of period (includes accumulated net investment
loss of $58,414 and $0, respectively) ..........      $12,182,044         $12,836,293
                                                      ===========         ===========



--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS                           AVALON CAPITAL, INC.

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
FINANCIAL HIGHLIGHTS
================================================================================

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                              FOR THE
                                          SIX MONTHS ENDED                          THE YEARS ENDED AUGUST 31,
                                          FEBRUARY 28, 2002  2001          2000           1999           1998          1997
                                          -----------------  ----          ----           ----           ----          ----
                                             (UNAUDITED)

Beginning net asset value
        per share ................       $   15.90      $   17.21     $    17.52       $  14.98       $  13.35     $    10.51

Net investment
        income (loss) ............           (0.08)         (0.19)         (0.17)         (0.19)         (0.19)         (0.09)
Net realized and unrealized gain
        (loss) on investments ....            0.38          (0.47)          0.36           2.89           1.82           2.93
Distribution from realized
        gains on investments .....           (0.21)         (0.65)         (0.50)         (0.16)          --             --
                                         ---------      ---------     ----------       --------       --------     ----------

Ending net asset
        value per share ..........       $   15.99      $   15.90     $    17.21       $  17.52       $  14.98     $    13.35
                                         =========      =========     ==========       ========       ========     ==========


Ending market value per share ....       $   17.50      $   15.00     $    15.50       $  16.25       $  15.63     $    13.75
                                         =========      =========     ==========       ========       ========     ==========


Ratios to average net assets:
        Expenses .................            1.88%          1.83%          1.93%          1.84%          2.11%          2.22%
        Net investment loss ......           (0.93)%        (0.99)%        (0.90)%        (1.07)%        (1.20)%        (0.75)%
Total return:
        Based upon net asset value            1.91%         (4.36)%         1.01%         18.01%         12.21%         27.02%
        Based upon market value ..           18.23%          0.19%         (1.85)%         4.91%         13.67%         26.38%
Portfolio turnover rate ..........            1.82%          1.55%          3.45%          4.05%          7.00%          8.89%
Net assets at end of period
        (000's omitted) ..........       $  12,182     $   12,836       $ 14,278      $   14,951   $     13,299     $   12,269


--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS                       AVALON CAPITAL, INC.

AVALON CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS
February 28, 2002
(Unaudited)
================================================================================
1. ORGANIZATION
Avalon Capital, Inc. (the "Fund") was incorporated in Maryland on March 14, 1995, as a non-diversified, closed-end management investment company. The Fund had no operations until September 6, 1995, when it sold 10,000 shares of common stock for $100,000 to Avalon Partners, L.P. Investment operations commenced on November 20, 1995.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following information:

SECURITY VALUATION -- Each security will be valued on the basis of the last sale price on the valuation date on the principal exchange on which the security is traded or the National Association of Securities Dealers Automated Quotation National Market System. With respect to those securities for which no trades have taken place that day and unlisted securities for which market quotations are readily available, the value shall be determined by taking the mean between the latest "bid" and "asked" prices. Securities for which quotations are not readily available and other assets will be valued at fair value as determined in good faith by the Board of Directors. Notwithstanding the above, any short-term debt securities with maturities of sixty (60) days or less are valued at amortized cost.

INTEREST AND DIVIDEND INCOME AND DIVIDENDS TO SHAREHOLDERS --
Interest income is accrued as earned. Dividend income is recorded on ex-dividend date. Dividends to shareholders from net investment income are declared and paid annually. Net capital gains are distributed to shareholders at least annually. Distributions from net investment income and realized capital gains are based on amounts calculated in accordance with applicable income tax regulations. Any differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily attributable to organizational cost and the recognition of unrealized loss on options. Realized gains and losses on investments sold are recorded on the basis of specific identified cost.

FEDERAL INCOME TAX -- The Fund intends to qualify as a regulated investment company and distributes all of its taxable income. Therefore, no Federal income tax provision is required.

3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser to the Fund is Hutner Capital Management, Inc. (the "Adviser"). The Adviser receives an advisory fee from the Fund at an annual rate of 1% of the average weekly net assets of the Fund. The administrator of the Fund is Orbitex Fund Services, Inc. ("OFS"), formerly American Data Services, Inc. Pursuant to an Administration Agreement, OFS receives a base fee equal to the greater of an annual rate of .10% of the average weekly net assets of the Fund or $52,800 per year. In addition, the Fund also reimburses OFS for any out-of-pocket expenses. OFS also provides fund accounting services to the Fund pursuant to the administration agreement under which it receives no fees.
--------------------------------------------------------------------------------
                                                            AVALON CAPITAL, INC.

AVALON CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS
February 28, 2002
(Unaudited)
================================================================================

American Stock Transfer & Trust Co. serves as the Fund's transfer agent and dividend disbursing agent, for which it receives a fee of $6,000 per year plus certain shareholder account fees.

4. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales (excluding short-term investments) during the six months ended February 28, 2002, amounted to $229,488 and $831,095, respectively. The cost basis of securities for Federal income tax purposes is the same as for financial accounting purposes. Gross unrealized appreciation and depreciation as of February 28, 2002 were $5,917,466 and $20,131, respectively.

5. CAPITAL SHARE TRANSACTIONS
The Fund has a Dividend Reinvestment and Cash Purchase Plan (the "Plan") pursuant to which shareholders have dividend payments or other distributions invested in additional shares of the Fund. Participants in the Plan may also make additional cash investments in shares of the Fund on a monthly basis. Pursuant to Rule 23c-3 under the Investment Company Act of 1940, the Fund offers shareholders the option of redeeming shares in amounts of not less than 5% but not more than 25% of the Fund's stock.

There are 100 million shares of $.001 par value common stock authorized. At February 28, 2002, paid in capital amounted to $5,986,551.

Transactions in capital shares were as follows:



                                        FOR THE SIX MONTHS         FOR THE YEAR
                                               ENDED                  ENDED
                                         FEBRUARY 28, 2002       AUGUST 31, 2001
                                        SHARES      AMOUNT     SHARES       AMOUNT
                                        -------------------    --------------------
                                           (UNAUDITED)
Shares sold .......................         7    $     106        323    $   5,299
Shares issued for reinvestment of
        dividends and distributions
        from realized gains .......     7,889      123,700     20,170      350,353
Shares redeemed ...................   (53,413)    (854,074)   (42,483)    (720,092)
                                      -------     --------    -------     --------

Net decrease ......................   (45,517)   $(730,268)   (21,990)   $(364,440)
                                      =======    =========    =======    =========



--------------------------------------------------------------------------------
                                                            AVALON CAPITAL, INC.
                                       11

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
OTHER INFORMATION

================================================================================
AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
The Dividend Reinvestment and Cash Purchase Plan (the "Plan") is a convenient way to acquire additional shares of Avalon Capital, Inc. (the "Fund") common stock directly from the Fund by automatic reinvestment of cash distributions or additional contributions of cash.

Shareholders wishing to make additional investments through the Plan should send a check to Orbitex Fund Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788. Please make your check payable to "Avalon Capital, Inc." and be sure to write your account number on the face of the check. You may verify your account number by calling American Stock Transfer & Trust Co., the Fund's transfer agent, at (800) 937-5449. Funds received during a month are invested in shares of the Fund on the last business day of the month in accordance with the procedures set forth in the prospectus.

The Plan is available to all shareholders of Avalon Capital, Inc. whose shares are held directly on the books of the Fund. If your shares are held by a bank, broker or nominee and you wish to participate in the Plan, you should contact the institution holding your shares to request that the shares be re-registered in your name. This will enable you to participate in the Plan.

For more information about the Plan, please consult the prospectus.

SHARE INFORMATION
The Fund's net asset value is calculated as of the close of the New York Stock Exchange (typically 4:00 p.m. Eastern Time) each Friday. You can obtain the Fund's last calculated NAV by calling Orbitex Fund Services, Inc. at (631) 470-2600.

Shares of Avalon Capital are listed for trading on the NASDAQ Bulletin Board. Current quotes are available from quotation systems or through brokers using the fund's ticker symbol, "MIST". The net asset value and market price of Avalon Capital, Inc. shares are also reported weekly under the closed-end fund listings in Barron's, the Sunday New York Times business section, and the Monday edition of the WALL STREET JOURNAL.



--------------------------------------------------------------------------------
                                                            AVALON CAPITAL, INC.
                                       12

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
OTHER INFORMATION

================================================================================
ACCOUNT INFORMATION
If your Avalon Capital, Inc. shares are registered in the name of your bank or broker, please contact that institution if you have changed your address, or if you have any questions concerning your account. If your shares are registered in your own name, you may write American Stock Transfer & Trust Co., 40 Wall Street, New York, NY 10005, or call (800) 937-5449.

REPURCHASE OF SHARES
Avalon Capital, Inc. trades on the NASDAQ Bulletin Board, under the ticker symbol "MIST." To provide additional shareholder liquidity, each February the Fund offers to repurchase between 5 percent and 25 percent of its outstanding shares at the then-current net asset value. Before each repurchase offer, the Fund will establish a deadline for receiving repurchase requests no more than 14 days before the repurchase pricing date, which shall be the last business day of February. No less than 21 days and no more than 42 days before the repurchase request deadline, the Fund will give notice of the repurchase offer, including the repurchase request deadline, to each shareholder of record.

The Fund has also been authorized by its Board of Directors, in accordance with
Section 23(c) of the Investment Company Act of 1940, to repurchase its shares in the market from time to time as and when it is deemed advisable by the Fund.* Such purchases will be made at a price not above the market value or the net asset value, whichever is lower, at the time of such purchase. If such purchases are made at prices below net asset value, they will increase the net asset value of the remaining outstanding shares. Shares repurchased by the Fund are retired.

For additional information about Avalon Capital, Inc. or any of the above programs, please call the Orbitex Fund Services, Inc. at (631) 470-2600.

* Meeting of the Board of Directors, October 18, 1996.









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Avalon Capital, Inc.

DIRECTORS
William Endicott
Daniel E. Hutner
Nancy Watson Hutner
Edward Rosen
Donald Smith

INVESTMENT ADVISER
Hutner Capital Management, Inc.
109 West Union Street, Box 379
Manchester Village, VT 05254

ADMINISTRATOR
Orbitex Fund Services, Inc.
The Hauppauge Corporate Center
150 Motor Parkway
Hauppauge, NY 11788

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45201

LEGAL COUNSEL
Spitzer & Feldman, P.C.
405 Park Avenue
New York, NY 10022

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1414

INVESTOR INFORMATION:  (631) 470-2600

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE AVALON CAPITAL, INC. FUND PROSPECTUS.





                                AVALON CAPITAL,
                                      INC.

                               ------------------
                               SEMI-ANNUAL REPORT
                               ------------------
                               February 28, 2002


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